Exhibit 21.1

Entity Name	State of Organization
101 Carnegie Center Associates	New Jersey
125 West 55th Street Partners LLC	Delaware
125 West 55th Street Venture LLC	Delaware
17M Associates	District of Columbia
191 Spring Street Trust	Massachusetts
2 GCT Partners LLC	Delaware
2 GCT Venture LLC	Delaware
206 Associates Limited Partnership	New Jersey
210 Associates Limited Partnership	New Jersey
211 Associates Limited Partnership	New Jersey
30 Shattuck Road LLC	Delaware
399 Services LLC	Delaware
40-46 Harvard Street Trust	Massachusetts
500 North Capitol LLC	Delaware
540 Land Partners LLC	Delaware
540 Madison Partners LLC	Delaware
540 Madison Venture LLC	Delaware
635 Mass Ave LLC	Delaware
738 Eighth Avenue LLC	Delaware
767 Fifth Junior Mezz LLC	Delaware
767 Fifth Lender LLC	Delaware
767 Fifth Partners LLC	Delaware
767 Fifth Senior Mezz LLC	Delaware
767 Fifth TRS LLC	Delaware
767 Venture, LLC	Delaware
90 Church Street Limited Partnership	Delaware
901 New York Avenue Fitness Center LLC	Delaware
901 New York LLC	Delaware
901 New York REIT LLC	Delaware
91 Hartwell Avenue Trust	Massachusetts
92 Hayden Avenue Trust	Massachusetts
AJ Lot 2R Financing LLC	Delaware
AJ Lot 2R LLC	Delaware
AJ Lot 3R Financing LLC	Delaware
AJ Lot 3R LLC	Delaware
AJ Lot 4R Financing LLC	Delaware
AJ Lot 4R LLC	Delaware
AJ Lot 6 Financing LLC	Delaware
AJ Lot 6 LLC	Delaware
AJ Lot 7R LLC	Delaware
Annapolis Junction NFM LLC	Delaware
Big Apple Associates Limited Partnership	Delaware
Billerica Road LLC	Delaware
Billerica Road Member LLC	Delaware
Block 4 LLC	Delaware
Boston Properties Limited Partnership	Delaware
Boston Properties LLC	Delaware
Boston Properties Management LLC	Delaware
Boston Properties Management, Inc.	Delaware
Boston Properties Office Value-Added Fund, L.P.	Delaware

Entity Name	State of Organization
Boston Properties TRS, Inc.	Delaware
BP 103 Fourth Avenue LLC	Delaware
BP 111 Huntington Ave LLC	Delaware
BP 125 West 55th Street LLC	Delaware
BP 1330 Connecticut Avenue LLC	Delaware
BP 1333 New Hampshire Avenue LLC	Delaware
BP 140 Kendrick Street Cafe LLC	Delaware
BP 140 Kendrick Street LLC	Delaware
BP 140 Kendrick Street Property LLC	Delaware
BP 2 GCT LLC	Delaware
BP 20 F Street Limited Partnership	Delaware
BP 201 Spring Street LLC	Delaware
BP 230 City Point Cafe LLC	Delaware
BP 303 Almaden Associates LLC	Delaware
BP 399 Park Avenue LLC	Delaware
BP 500 North Capitol LLC	Delaware
BP 510 Madison Ave LLC	Delaware
BP 510 Madison HC LLC	Delaware
BP 510 Madison LLC	Delaware
BP 540 Madison LLC	Delaware
BP 599 Lexington Avenue LLC	Delaware
BP 767 Fifth LLC	Delaware
BP 99 Third Avenue LLC	Delaware
BP Almaden Associates LLC	Delaware
BP Atlantic Wharf Master Tenant LLC	Delaware
BP AW Garage LLC	Delaware
BP AW Retail LLC	Delaware
BP AW Tower Office LLC	Delaware
BP AW Waterfront Office LLC	Delaware
BP AWRR Trustee I LLC	Delaware
BP AWRR Trustee II LLC	Delaware
BP AWTO Trustee I LLC	Delaware
BP AWTO Trustee II LLC	Delaware
BP AWTO Trustee III LLC	Delaware
BP Bay Colony Cafe LLC	Delaware
BP Bay Colony HC LLC	Delaware
BP Bay Colony Holdings LLC	Delaware
BP Bay Colony LLC	Delaware
BP Bedford Street Cafe LLC	Delaware
BP Belvidere LLC	Delaware
BP Cambridge Center Residential LLC	Delaware
BP Crane Meadow, L.L.C.	Delaware
BP East Garage LLC	Delaware
BP EC1 Holdings LLC	Delaware
BP EC2 Holdings LLC	Delaware
BP EC3 Holdings LLC	Delaware
BP EC4 Holdings LLC	Delaware
BP Federal Street LLLC	Delaware
BP Five CC LLC	Delaware
BP Four CC LLC	Delaware
BP Fourth Avenue Cafe LLC	Delaware
BP Fourth Avenue, L.L.C.	Delaware

Entity Name	State of Organization
BP Gateway Center LLC	Delaware
BP Hancock LLC	Delaware
BP Hancock Parking LLC	Delaware
BP Hartwell Avenue Cafe LLC	Delaware
BP Hayden Avenue Cafe LLC	Delaware
BP Hotel LLC	Delaware
BP II LLC	Delaware
BP III LLC	Delaware
BP Jones Road Cafe LLC	Delaware
BP Kingstowne Office Building K LLC	Delaware
BP Kingstowne Office Building T LLC	Delaware
BP Kingstowne Theatre LLC	Delaware
BP LOP LLC	Delaware
BP Mall Road Cafe LLC	Delaware
BP Management Sub LLC	Delaware
BP Management, L.P.	Delaware
BP Market Square North GP LLC	Delaware
BP Mill Road Cafe LLC	Delaware
BP MV Research Park LLC	Delaware
BP MV Technology Park LLC	Delaware
BP New Dominion Technology Park II LLC	Delaware
BP New York LLC	Delaware
BP North First LLC	Delaware
BP Office Fund REIT, Inc.	Maryland
BP Office Value-Added LLC	Delaware
BP Prospect Place LLC	Delaware
BP Prucenter Acquisition LLC	Delaware
BP Prucenter Development LLC	Delaware
BP Prucenter Exeter LLC	Delaware
BP Prucenter Fairfield LLC	Delaware
BP Ravendale LLC	Delaware
BP RB Developer LLC	Delaware
BP Realty New Jersey LLC	New Jersey
BP Realty Washington LLC	Delaware
BP Reservoir Place Cafe LLC	Delaware
BP Reservoir Place LLC	Delaware
BP Reston Eastgate LLC	Delaware
BP RTC Member LLC	Delaware
BP Russia Building LLC	Delaware
BP Russia Wharf LLC	Delaware
BP Services TRS LLC	Delaware
BP Seven Cambridge Center LLC	Delaware
BP Seventeen Cambridge Center LLC	Delaware
BP Spring Street Cafe LLC	Delaware
BP Supermarket LLC	Delaware
BP Third Avenue LLC	Delaware
BP Times Square Tower Mezzanine LLC	Delaware
BP West El Camino LLC	Delaware
BP West Street Cafe LLC	Delaware
BP Weston Quarry LLC	Delaware
BP Zanker Road LLC	Delaware
BP/CGCenter I LLC	Delaware

Entity Name	State of Organization
BP/CGCenter II LLC	Delaware
BP/CGCenter MM LLC	Delaware
BP/CRF 901 New York Avenue LLC	Delaware
BP/CRF Metropolitan Square LLC	Delaware
BP/DC 767 Fifth LLC	Delaware
BP/DC Properties, Inc.	Maryland
BP/DC REIT LLC	Delaware
BP-AJ LLC	Delaware
BP-WP Project Developer Manager LLC	Delaware
BPI EC4 LLC	Delaware
BXP Folsom Holding LLC	Delaware
BXP Folsom-Hawthorne LLC	Delaware
BXP Mission 535 LLC	Delaware
BXP TB Development LLC	Delaware
Cambridge Center North Trust	Massachusetts
Cambridge Center West Garage LLC	Delaware
Cambridge Center West Trust	Massachusetts
Carnegie 214 Associates Limited Partnership	New Jersey
Carnegie 504 Associates	New Jersey
Carnegie 506 Associates	New Jersey
Carnegie 508 Associates	New Jersey
Carnegie 510 Associates, L.L.C.	Delaware
Carnegie Center Associates	New Jersey
Circle Star LLC	Delaware
CRF Met Square, LLC	Delaware
Discovery Square, L.L.C.	Delaware
Downtown Boston Properties Trust	Massachusetts
Elandzee Trust	Massachusetts
Eleven Cambridge Center Trust	Massachusetts
Embarcadero Center Associates	California
Embarcadero Center, Inc.	California
Four Embarcadero Center Venture	California
Fourteen Cambridge Center Trust	Massachusetts
Gateway Center LLC	Delaware
Gladden Properties LLC	Delaware
Hayden Office Trust	Massachusetts
IXP, LLC	Vermont
Jones Road Development Associates LLC	Delaware
KEG Associates I, LLC	Delaware
Lexreal Associates Limited Partnership	New York
LKE BP Fourth Avenue Limited Partnership	Massachusetts
Mall Road Trust	Massachusetts
Market Square North Associates Limited Partnership	Delaware
Market Square North Fitness Center LLC	Delaware
MBZ-Lex Trust	Massachusetts
Metropolitan Square REIT LLC	Delaware
MGA Virginia 85-1 Limited Partnership	Virginia
MGA Virginia 86-1 Limited Partnership	Virginia
MGA Virginia 86-2 Limited Partnership	Virginia
Montgomery Village Avenue Joint Venture Limited Partnership	Maryland
Montgomery Village GP LLC	Delaware
Montvale LLC	Maryland

Entity Name	State of Organization
New Dominion Technology Corp.	Delaware
New Dominion Technology Park II LLC	Delaware
New Dominion Technology Park LLC	Delaware
No. 1 Times Square Development LLC	Delaware
No. 5 Times Square Development LLC	Delaware
NY 510 Junior Mezz Lender LLC	Delaware
NYXP, LLC	Vermont
Ocean View Development Company Limited Partnership	District of Columbia
One Cambridge Center Trust	Massachusetts
One Embarcadero Center Venture	California
One Freedom Square, L.L.C.	Delaware
Princeton 202 Associates Limited Partnership	New Jersey
Princeton Childcare Associates Limited Partnership	New Jersey
RBP 45th Associates LLC	New York
RBP Joint Venture LLC	New York
Reston Corporate Center Limited Partnership	Virginia
Reston Streets LLC	Delaware
Reston Town Center JV LLC	Delaware
Reston Town Center Office Park Phase One Limited Partnership	Virginia
Reston Town Center Property LLC	Delaware
Reston VA 939, L.L.C.	Delaware
RTC Gift Card LLC	Delaware
Russia Building TRS LLC	Delaware
School Street Associates Limited Partnership	District of Columbia
SCV Partners	New Jersey
South of Market Garage LLC	Delaware
South of Market LLC	Delaware
South of Market Lot 16 LLC	Delaware
Springfield 6601 LLC	Delaware
Springfield Metro Center II, LLC	Delaware
Springfield Parcel C LLC	Delaware
Square 36 Office Joint Venture	District of Columbia
Square 407 Limited Partnership	District of Columbia
Square 54 Office Fitness TRS LLC	Delaware
Square 54 Office Owner LLC	Delaware
Square 54 Residential Owner LLC	Delaware
Stony Brook Associates LLC	Delaware
Ten Cambridge Center Trust	Massachusetts
The Atlantic Monthly Trust	Massachusetts
The Double B Partnership	Massachusetts
The Double B Trust	Massachusetts
The Metropolitan Square Associates LLC	District of Columbia
Three Cambridge Center Trust	Massachusetts
Three Embarcadero Center Venture	California
Times Square Tower Associates LLC	Delaware
Tower Oaks Financing LLC	Delaware
Tracer Lane Trust II	Massachusetts
Transit Tower Site LLC	Delaware
Two Cambridge Center Trust	Massachusetts
Two Freedom Square, L.L.C.	Delaware
Washingtonian North Associates Limited Partnership	Maryland
Wisconsin Place Office LLC	Delaware

Entity Name	State of Organization
Wisconsin Place Office Manager LLC	Delaware
WP Project Developer LLC	Delaware
WP Trust	Massachusetts
Zee Bee Trust II	Massachusetts
Zee Em Trust II	Massachusetts